UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2025

   First Community Corporation

(Exact name of registrant as specified in its charter)

   South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

   (803) 951-2265

(Registrant’s telephone number, including area code)

   Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $1.00 per share	FCCO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on July 13, 2025, First Community Corporation (“First Community”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Community Bank and Signature Bank of Georgia (“Signature Bank”), pursuant to which Signature Bank will merge with and into First Community Bank, with First Community Bank continuing as the surviving institution.

Both First Community and Signature Bank have received the required shareholder approvals for the merger. In addition, on November 26, 2025, First Community and Signature Bank received the required regulatory approvals from the FDIC and the South Carolina Board of Financial Institutions to proceed with the merger of Signature Bank with and into First Community Bank. Subject to the satisfaction of the remaining closing conditions set forth in the Merger Agreement, the parties currently expect to complete the merger in the first quarter of 2026.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expected timing of the closing of the merger between First Community, First Community Bank, and Signature Bank. Words such as “expects,” “anticipates,” “intends,” “plans,” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict and that may cause actual results to differ materially from those indicated. Factors that could affect the timing of closing or the realization of the anticipated benefits of the transaction include: the occurrence of events that could give rise to termination of the merger agreement; unexpected delays or challenges in integrating Signature Bank’s operations; potential adverse reactions from customers or employees; the outcome of any legal proceedings; and changes in economic, competitive, or regulatory conditions.

Additional information regarding factors that may cause actual results to differ materially from those expressed in forward-looking statements can be found in First Community’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, available at http://www.sec.gov. Forward-looking statements speak only as of the date made, and neither First Community nor Signature Bank undertakes any obligation to update such statements as a result of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ D. Shawn Jordan
Name:	D. Shawn Jordan
Title:	Chief Financial Officer

Dated: December 1, 2025